                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                                               [X]
Filed by a Party other than the Registrant                            [ ]
Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240-14a-11(c) or Section
         240-14a-12

                                 WT Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)      Title of each class of securities to which transaction applies:

                 _______________________________________________________________

         2)      Aggregate number of securities to which transaction applies:

                 _______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 _______________________________________________________________

         4)      Proposed maximum aggregate value of transaction:

                 _______________________________________________________________

         5)      Total fee paid:

                 _______________________________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:________________________________________

         2)      Form, Schedule or Registration Statement No.:__________________

         3)      Filing Party:__________________________________________________

         4)      Date Filed:____________________________________________________

                                 WT MUTUAL FUND
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                                                                 April____, 2003

Dear Shareholder:

         The Boards of Trustees of WT Mutual Fund and WT Investment Trust I (the "Trust") recently determined it was in the best interests of Wilmington International Multi-Manager Portfolio (the "Portfolio") and its shareholders to retain a new sub-adviser in an effort to improve the Portfolio's investment performance. As a result, the Boards terminated the sub-advisory agreement by and among Rodney Square Management Corporation ("RSMC"), Deutsche Asset Management, Inc. ("DAMI") and the Trust, on behalf of its International Multi-Manager Series (the "Series"), effective as of December 31, 2002. A sub-advisory agreement by and among RSMC, Goldman Sachs Asset Management ("Goldman"),(1) a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co. ("GS&Co"), and the Trust, on behalf of the Series was also approved. In addition, an interim sub-advisory agreement with Goldman was approved and took effect on January 2, 2003 in order for Goldman to begin managing the Series' assets upon the termination of the Trust's sub-advisory agreement with DAMI.

         We are excited about the prospect of retaining their services on a permanent basis. Goldman provides a wide range of discretionary investment advisory services for quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and international fixed-income portfolios, commodity and currency products and money market portfolios. As of December 31, 2002, Goldman, along with other units of IMD, had assets under management of $329.6 billion.

         The Portfolio operates as a "feeder" fund in a master/feeder fund arrangement and invests all of its assets in the Series. As an indirect shareholder of the Series, shareholders of the Portfolio have voting rights with respect to the Series. Therefore, your vote is needed in order for Goldman to continue as a sub-adviser to the Series and the Portfolio.

         A special meeting of shareholders of the Portfolio will be held at the offices of RSMC, 1100 North Market Street, Wilmington, DE 19890, on May 23, 2003, at 10:00 a.m., Eastern time (the "Meeting") to consider the approval of a sub-advisory agreement with Goldman. Please take time to read the formal enclosed Notice of Special Meeting, Proxy Statement and Proxy Card(s) as they discuss in detail the sub-advisory agreement with Goldman and the Board's evaluation of Goldman and the proposed sub-advisory agreement. We look forward to your attendance at the Meeting or to receiving your Proxy Card so that your shares may be voted at the Meeting.

         To vote, simply fill out the enclosed proxy card(s) - be sure to sign, date and return it to us in the enclosed postage paid envelope.

-------------------------
         (1) It is anticipated that on or about April 26, 2003, Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of The Goldman Sachs Group, Inc., will assume many of the investment management responsibilities of GS&Co. In this respect, GSAM, and not GS&Co, will likely be the contracting party in the final agreement. The fees payable under the agreement, and the personnel who manage the Portfolio, will not change as a result of GSAM's assumption of responsibilities. Further, the Trust has received an opinion of GS&Co's counsel that the contemplated transaction will not result in a change of actual control or management of either GS&Co or GSAM.

         Your vote is very important to us. If we do not hear from you by May 15, 2003, a representative of WT Mutual Fund or RSMC may contact you. Thank you for your response and for your continued investment with WT Mutual Fund.

                                        Sincerely,

                                        Robert J. Christian
                                        President
                                        WT Mutual Fund

                                 WT MUTUAL FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                                  TO BE HELD ON

                                  MAY 23 , 2003

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington International Multi-Manager Portfolio (the "Portfolio") of WT Mutual Fund will be held at the offices of the administrator of WT Mutual Fund, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, DE 19890, on May 23, 2003, at 10:00 a.m., Eastern time.

         The Portfolio operates as a feeder fund in a master/feeder fund arrangement with International Multi-Manager Series (the "Series"), a series of WT Investment Trust I (the "Trust"). As a feeder fund, the Portfolio seeks its investment objective by investing all of its assets in the Series. The Series has identical investment objective, policies and restrictions as those of the Portfolio. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master/feeder fund arrangements, the Portfolio's voting rights with respect to the Series are passed through to shareholders of the Portfolio, reflecting such shareholders' interest in the Series. Therefore, you have voting rights with respect to matters that affect the Series. Accordingly, the Meeting is being called for the purpose of considering and voting upon the following proposals:

PROPOSAL 1:       To approve a new sub-advisory agreement among RSMC, Goldman
                  Sachs Asset Management, L.P., and the Trust, on behalf of the Series; and

PROPOSAL 2:       To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         Shareholders of record on April 4, 2003, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve any of the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

         Your vote is important to us. Thank you for taking the time to consider these important Proposals.

                                          By Order of the Board of Trustees
                                          of WT Mutual Fund

                                          Leah M. Anderson
                                          Secretary

April ____, 2003

                                    IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(s) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                                 PROXY STATEMENT

                              DATED APRIL____, 2003

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                  MAY 23 , 2003

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Fund"), on behalf of the Wilmington International Multi-Manager Portfolio (the "Portfolio") for use at the Special Meeting of shareholders of the Portfolio to be held at the offices of the Fund's administrator, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, DE, 19890 on May 23, 2003, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April __, 2003 or as soon as practicable thereafter.

         THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE PORTFOLIO, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMIANNUAL REPORT OF THE PORTFOLIO, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WT MUTUAL FUND, WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO, C/O PFPC INC. AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

                               PURPOSE OF MEETING

         The Fund is organized as a Delaware statutory trust and is not required to hold an annual meeting of shareholders. The Meeting is being called in order to ask shareholders of the Portfolio to consider and vote on the following proposals:

PROPOSAL 1:       To approve a new sub-advisory agreement among RSMC, Goldman
                  Sachs Asset Management, L.P., and WT Investment Trust I, on behalf of the International Multi-Manager Series (the "Goldman
                  Agreement"); and

PROPOSAL 2:       To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         The Portfolio is structured as a feeder fund and seeks to achieve its investment objective by investing substantially all of its assets in the International Multi-Manager Series (the "Series"), a series of WT Investment Trust I (the "Trust"). The Series invests substantially all of its assets in securities in accordance with an investment objective, investment policies and investment restrictions that are identical to those of the Portfolio. In other words, the Portfolio "feeds" shareholder investments into the Series. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"), applicable to master/feeder fund arrangements, the Portfolio's voting rights with respect to the Series are passed through to shareholders of the Portfolio, reflecting such shareholders' interest in the Series. Therefore, shareholders of the Portfolio have voting rights with respect to matters that affect the Series and are entitled to vote on the proposals described herein.

         Each Trustee of the Fund is also a Trustee of the Trust. In the discussion contained in this Proxy Statement, for simplicity, any action taken by the Board of Trustees of the Trust is also considered to be an action taken by the Board of Trustees of the Fund. Therefore, as used in this Proxy Statement, the terms "Board of Trustees," "Board" and "Trustees" shall refer to members of the Board of Trustees of both the Trust and the Fund, unless stated otherwise. Those Trustees of the Fund and the Trust who are not "interested persons" (as defined under the Investment Company Act) of the Fund and the Trust are hereinafter referred to as "Independent Trustees."

                                    OVERVIEW

         The Series is a multi-manager fund and its investment adviser, RSMC, has retained certain sub-advisers to manage and make investment decisions with respect to the Series' assets. RSMC, which is located at 1100 North Market Street, Wilmington, Delaware 19890, serves as the investment adviser to the Series pursuant to an investment advisory agreement dated November 1, 1999, between RSMC and the Trust. RSMC also serves as the administrator to the Series and the Portfolio.

         As investment adviser, RSMC has overall responsibility for the general management and day-to-day operations of the Portfolio, but may retain one or more investment sub-advisers to make the investment decisions for all or a portion of the assets of the Series. RSMC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluating the Series' needs and sub-advisers' skills and abilities on an ongoing basis. Currently, Goldman Sachs Asset Management ("Goldman"),(1) a business unit of the Investment Management Division of Goldman, Sachs & Co., under an interim sub-advisory agreement, and Julius Baer Investment Management, Inc. ("JBIMI") serve as sub-advisers to the Series.

         JBIMI, which is located at 330 Madison Avenue, 12th Floor, New York, New York, 10017, serves as one of the Series' sub-advisers pursuant to a sub-advisory agreement dated September 3, 2002 by and among RSMC, JBIMI and the Trust, on behalf of the Series (the "JBIMI Agreement"). Prior to December 31, 2002, Deutsche Asset Management, Inc. ("DAMI"), which is located at 345 Park Avenue, New York, New York, 10154, served as an investment sub-adviser to the Series pursuant to a sub-advisory agreement dated September 3, 2002 by and among RSMC, DAMI and the Trust, on behalf of the Series (the "DAMI Agreement"). The JBIMI Agreement and DAMI Agreement were approved by a majority of shareholders at a meeting held on August 16, 2002.

         On September 27, 2002, DAMI announced that it would be selling its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation (the "DAMI Transaction"). In connection with the DAMI Transaction, DAMI transferred certain investment management personnel to Northern Trust Corporation. This would result in the transfer of the portfolio management team at DAMI, which was responsible for managing the Series, to Northern Trust Corporation.

         As a result of these developments and upon the recommendation of RSMC, the Trustees determined that it was in the best interests of the Series and the Portfolio to terminate the DAMI Agreement and retain Goldman as one of the Series' sub-advisers.

-----------------------
         (1) It is anticipated that on or about April 26, 2003, Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of The Goldman Sachs Group, Inc., will assume the responsibilities of GS&Co. under its Sub-Advisory Agreement with respect to the Series. The fees payable under the agreement, and the personnel who manage the Series, will not change as a result of GSAM's assumption of responsibilities. GSAM is part of the Investment Management Division ("IMD") and an affiliate of GS&Co. GSAM provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven, for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2002, GSAM, along with other units of IMD, had assets under management of approximately $329.6 billion.

                     INFORMATION ABOUT THE INTERIM AGREEMENT

         The termination of the DAMI Agreement became effective on December 31, 2002 and Goldman assumed its responsibilities as an interim sub-adviser as of January 2, 2003 pursuant to an interim sub-advisory agreement (the "Interim Agreement") that is substantially similar to the DAMI Agreement. The Interim Agreement was unanimously approved by the Board of Trustees on November 14, 2002, in accordance with Rule 15a-4 of the Investment Company Act to ensure that the Series would continue to receive investment advisory services from a strong team of investment management professionals when the DAMI Agreement terminated. Rule 15a-4 allows the Interim Agreement to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, provided that the fees payable under such agreement do not exceed the fees payable under the predecessor agreement (the DAMI Agreement) and that certain contractual provisions are included in the Interim Agreement.

         Specifically, as required by Rule 15a-4, the Interim Agreement provides that it may be terminated by the Board or holders of a majority of the Series' shares at any time without penalty on not more than ten days' written notice. Furthermore, the Interim Agreement requires all fees earned to be placed in escrow pending shareholder approval of a new sub-advisory agreement. If shareholders do not approve the Goldman Agreement, Goldman will only be entitled to the lesser of its actual costs in providing services to the Series during the term of the Interim Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned).

         The Interim Agreement will terminate on the earlier of the effective date of the Goldman Agreement or 150 days after the effective date of the Interim Agreement. In order for Goldman to continue to provide investment advisory services beyond the interim period, shareholders of the Portfolio will need to approve the Goldman Agreement. If the Goldman Agreement is approved by shareholders, Goldman will continue to manage a portion of the Series' assets.

         The Board contemplated the approval of the Interim Agreement and the Goldman Agreement at the same time and took into consideration information regarding the management, financial position and business of Goldman, as well as the experience of Goldman's portfolio management team. The Board also considered whether Goldman would provide investment advisory services at the same or at a higher level than that of DAMI prior to the DAMI Transaction. The Board's evaluation of Goldman is discussed in more detail below.

                             EVALUATION BY THE BOARD

         At meetings held on November 14, 2002 and February 28, 2003, RSMC presented the Board with a proposal to change the composition of the sub-advisers for the Series. Specifically, RSMC recommended that the DAMI Agreement be terminated and that such sub-adviser be replaced with Goldman. In the course of their review of RSMC's proposal, the Trustees, including the Independent Trustees, received and reviewed substantial information from RSMC and such other information as the Trustees believed was reasonably necessary to evaluate the DAMI Transaction, the Interim Agreement and the Goldman Agreement, and to determine whether approval of such agreements was in the best interest of the Series and its shareholders. In addition, the Trustees considered whether it should approve a sub-advisory agreement with Northern Trust Corporation in light of the DAMI personnel being transferred to Northern Trust Corporation. Among other things, the Trustees considered the following:

         Corporate Organization. The Board considered the possibility of (i) continuing a sub-advisory relationship with DAMI despite the fact that key investment personnel and business units were being transferred to Northern Trust Corporation, and (ii) approving a sub-advisory agreement with Northern Trust Corporation in order for the Series to continue to utilize the business units and the personnel that were transferred to Northern Trust Corporation. While the Board recognized that Northern Trust Corporation and DAMI are competitive global investment management firms, the Trustees were concerned as to the number of corporate reorganizations that have involved DAMI and its investment management affiliates and believed that Goldman had a more stable corporate organization. Furthermore, the Board expressed concern as to whether Northern Trust Corporation would be able to retain the employees that were transferred to it and maintain a high level of service to the Series. The Board considered whether Northern Trust Corporation's firm culture would fully support the business units it acquired from DAMI.

         Based on the uncertainty of Northern Trust Corporation being able to fully integrate recently acquired business units and the number of corporate reorganizations to which DAMI and its successors and affiliates have been party, the Trustees determined that Goldman provided a more stable corporate organization. In reaching this determination, the Board considered Goldman's long history of providing investment management services on a global basis to a variety of asset classes, including mutual funds. In addition, the Trustees believed that Goldman's portfolio management style would fill the void left by the transfer of DAMI's global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation.

         Management Experience. The Board considered the experience of Goldman in providing investment advisory, management and administrative services to investment companies and other institutional clients. The Board also considered the nature, quality and extent of services to be furnished by Goldman under the Goldman Agreement, as well as Goldman's ability to retain and attract capable personnel to serve the Series and the Portfolio.

         Performance Track Record. The Board evaluated the short-term and long-term investment performance of Goldman in managing international portfolios. The Board also evaluated hypothetical composite performance information as if Goldman and JBIMI had jointly managed a portfolio. Furthermore, the Board evaluated such performance data relative to the performance of the Series and the Portfolio, as currently managed, the appropriate peer groups and market indices.

         Management Style. Representatives from RSMC provided an overview of the investment processes of Goldman and how it complements JBIMI's investment process. The Board was advised that the investment styles of JBIMI and Goldman are a strategic fit in light of the Series' investment objective and strategies. The Board considered Goldman's quantitative equity team and structured international process, which is a unique blend of top-down and bottom-up strategies. The Board was advised on Goldman's approach to combine traditional fundamental analysis with sophisticated modeling in order to carefully construct and manage a portfolio's risk exposure. Based on the foregoing, the Board determined that Goldman's investment process and risk management objective would complement JBIMI's active investment style. The Board also noted that one of Goldman's objectives in managing the Series will be to outperform the Series' benchmark, the Morgan Stanley Capital International Europe Australia and Far East Index (MSCI EAFE Index).

         Fees and Expenses. Based on their review of the investment management fees, expense ratios and asset sizes of the Series and the Portfolio and relative to appropriate peer groups, the Board determined that the fees under the Goldman Agreement would be fair and reasonable compensation for the services to be provided to the Series and the Portfolio, and are competitive with fees paid by other similar mutual funds to other advisers.

         Code of Ethics. The Board of Trustees also considered the code of ethics of Goldman and whether such code was consistent with Rule 17j-1 of the Investment Company Act and with the code of ethics of the Trust and the Fund.

         Oversight. The Board also considered the potential benefits to the Series and the Portfolio and its shareholders of the global asset management platform that could be achieved by employing Goldman. In this regard, the Board considered RSMC's commitment to dedicate personnel to a more active role in overseeing the performance of sub-advisers retained for the Portfolio and the distribution of Portfolio shares. Furthermore, RSMC assured the Board that they will continue to receive all information they deem necessary or desirable to the discharge of their oversight responsibilities relating to the Portfolio's management and distribution.

         Based on all of the foregoing, the Board, including the Independent Trustees, voted unanimously to approve the Goldman Agreement and to recommend such agreement to shareholders of the Portfolio for their approval. If approved by shareholders, the Goldman Agreement would take effect shortly after shareholder approval.

         If shareholders of the Portfolio do not approve the Goldman Agreement, RSMC will consider the alternative of managing a portion of the Series' assets directly or allocating a greater portion or all of the Series' assets to JBIMI for its management until the Board of Trustees determines what further action, if any, would be in the best interests of the Portfolio's shareholders.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH GOLDMAN.

                                   PROPOSAL 1:
                        APPROVAL OF THE GOLDMAN AGREEMENT

         In order for Goldman to continue as a sub-adviser to the Series, shareholders of the Portfolio must approve the Goldman Agreement. The form of the Goldman Agreement is attached as Exhibit A. Information about Goldman and a summary of the substantive terms of the Goldman Agreement are provided below. The Goldman Agreement is similar in all material respects to the DAMI Agreement, including the sub-advisory fees to be charged to the Series.

INFORMATION ABOUT GOLDMAN

         Goldman Sachs Asset Management ("Goldman"), a business unit of the Investment Management Division of Goldman, Sachs & Co. ("GS&Co"), is located at 32 Old Slip, New York, NY 10005. Goldman provides a wide range of discretionary investment advisory services for quantitatively driven and actively managed U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market portfolios. As of December 31, 2002, Goldman, along with other units of the Investment Management Division, had assets under management of $329.6 billion. On or about April 26, 2003, Goldman Sachs Asset Management L.P., a Delaware limited partnership, will assume the responsibilities of GS&Co under the Interim Agreement with respect to the Series. The Trust has received an opinion of GS&Co's counsel that the transaction is not deemed a change of actual control.

         Goldman, Sachs & Co. is a partnership consisting of two general partners, The Goldman, Sachs & Co. LLC and The Goldman Sachs Group, Inc. The address of both general partners is 85 Broad Street, New York, New York, 10004. Neither Goldman, nor any of its affiliates, provide additional services to the Series or the Portfolio.

SUMMARY OF GOLDMAN AGREEMENT

         The proposed Goldman Agreement is attached hereto as Exhibit A. A description of the proposed Goldman Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

         GENERAL. Under the terms of the Goldman Agreement, Goldman shall be responsible for managing that portion of the Series' assets that it has been allocated to manage by RSMC. In providing investment management services to a portion of the assets of Series, Goldman determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Series' registration statement, the provisions of the Investment Company Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

         The Goldman Agreement states that Goldman will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to the transactions Goldman effects on behalf of the Series, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.

         BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. Goldman will place orders for portfolio transactions on behalf of the Series with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Series, Goldman may consider sales of shares of the Series and of any other funds advised by them. When it can be done consistently with the policy of obtaining best execution, Goldman may place such orders with brokers and dealers who supply research, market and statistical information to the Series or to Goldman. Goldman is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information.

Allocation of portfolio transactions is supervised by Goldman. Goldman is also authorized to place agency cross transactions with a broker who is affiliated with Goldman, if such transactions comply with all applicable rules and regulations.

         COMPENSATION PAID. For services rendered, the Series will pay Goldman a management fee which is accrued daily and payable monthly. Goldman will receive an annual fee of 0.50% of the Series' net assets that has been allocated to Goldman for its management.

         LIABILITY OF THE INVESTMENT MANAGER. The Goldman Agreement provides that Goldman shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Goldman in the performance of its duties or from reckless disregard by Goldman of its obligations and duties under such agreement.

         TERM. If the Goldman Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of the Series, and, in either case (ii) by a majority of the Trustees who are not parties to the Goldman Agreement or interested persons of any such party (other than as Trustees of the Trust).

         TERMINATION OF THE AGREEMENT. Under the terms of the Goldman Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Series, may agree to terminate the Goldman Agreement either by the vote of a majority of the outstanding voting securities of the Series or by the vote of the Board of the Trust. The Goldman Agreement shall terminate automatically in the event of its assignment.

DIFFERENCES BETWEEN THE GOLDMAN AGREEMENT AND THE DAMI AGREEMENT

         The DAMI Agreement and Interim Agreement are substantially similar to the proposed Goldman Agreement. The Interim Agreement is different from the Goldman Agreement in that it has a maximum term of 150 days and may be terminated upon ten (10) days' written notice by any party without penalty. The Goldman Agreement allows Goldman to execute "agency cross transactions" between accounts of customers of Goldman and its affiliates. In addition, the compensation schedule under the DAMI Agreement and the Goldman Agreement differ.

         COMPENSATION PAID. Under the DAMI Agreement, DAMI was entitled to receive an annual fee of 0.50% of the Series' net assets that has been allocated to DAMI for its management and such fee would have been reduced to 0.35% once the value of the net assets under DAMI's management reached $50 million. Under the Goldman Agreement, Goldman is entitled to receive an annual fee that is fixed at 0.50% of the Series' net assets that had been allocated to Goldman for its management. Prior to the termination of the DAMI Agreement, the amount of assets under DAMI's management was less than $50 million and it was receiving a management fee at the annual rate of 0.50%. Because the assets under DAMI's management did not reach the breakpoint for a reduced fee, there is currently no difference between the management fee payable to Goldman under the Goldman Agreement and the management fee payable to DAMI under the DAMI Agreement.

         AGENCY CROSS TRANSACTIONS: Under the DAMI Agreement, DAMI was prohibited from executing "agency cross transactions" for the Series. However, under the Goldman Agreement, Goldman is authorized to execute agency cross transactions on behalf the Series provided such transactions comply with the applicable rules under the Investment Company Act and the Investment Advisers Act of 1940, as amended. RSMC may terminate this authorization at any time upon written notice. In an agency cross transaction, an adviser or sub-adviser arranges a transaction between different clients or between a brokerage customer and an advisory client. Goldman would execute an agency cross transaction by placing simultaneous purchase and sale orders of the same security with a broker-dealer affiliated with Goldman. The objective of this type of transaction is to obtain more favorable prices for the securities being purchased or sold and avoid brokerage commissions. These transactions can also avoid adverse market impact, especially for less-liquid securities.

REQUIRED VOTE

         Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the Investment Company Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at a Meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO
                VOTE "FOR" THE APPROVAL OF THE GOLDMAN AGREEMENT.

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

         RSMC will continue to serve as the Series' investment adviser. The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

         Distributor                                   PFPC Distributors, Inc.

         Administrator                                 RSMC

         Sub-Administrator, Accounting Agent and       PFPC Inc.
         Transfer Agent

         Custodian                                     Deutsche Bank

         Independent Auditors                          Ernst & Young LLP

         Legal Counsel                                 Pepper Hamilton LLP

         PFPC Distributors Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

         The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by DAMI. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact ADP toll-free at (800) 454-8683.

REVOCATION OF PROXY

         Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Portfolio giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

         The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Portfolio, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposals or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

         For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Portfolio. Broker non-votes will not constitute "yes" or "no" votes for a Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Meeting.

SHAREHOLDINGS INFORMATION

         Holders of record of the shares of the Portfolio at the close of business on April 4, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

         As of the record date, the Portfolio had __________ shares issued and outstanding, all of which are Institutional Shares of the Portfolio. To the best of the knowledge of the Fund, as of the Record Date, no person owned beneficially more than 5% of the Portfolio's outstanding shares, except as stated in Exhibit B.

         Wilmington Trust Company, an affiliate of RSMC and the Fund, acts as the trustee of several shareholder accounts of the Portfolio. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Portfolio held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Portfolio's shares that are issued and outstanding.

         Exhibit C lists the amount of shares of the Portfolio owned directly or indirectly by the Trustees and the amount of shares of the Portfolio owned by the Trustees and officers of the Fund as a group.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

         No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Fund and/or Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                           By Order of the Boards


                                           /s/ Leah M. Anderson
                                           --------------------
                                           Leah M. Anderson
                                           Secretary
                                      -9-

                                    EXHIBIT A

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                             SUB-ADVISORY AGREEMENT

         THIS SUB-ADVISORY AGREEMENT (the "Agreement") is made as of the ___ day of ________, 2003 among WT Investment Trust I, a Delaware business trust (the "Fund"), Rodney Square Management Corporation (the "Adviser"), a Delaware corporation, and Goldman Sachs Asset Management, L.P., a Delaware limited partnership organized under the laws of the State of Delaware (the "Sub-Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale several series of shares of beneficial interest, a series of which is the International Multi-Manager Series (the "Series");

         WHEREAS, the Adviser acts as the investment adviser for the Series pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Series' assets in portfolio securities; and

         WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Series which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Series Account"). The Adviser may, from time to time, make additions to and withdrawals from the Series Account.

         The Sub-Adviser acknowledges that the Fund may have one or more other sub-advisers and that the Adviser shall from time to time determine the portion of the Fund's assets to be managed by the Sub-Adviser. With respect to the Fund, the Sub-Adviser shall be responsible only for the Series Account and the Sub-Adviser shall have no responsibility for, and shall be released from any liabilities or losses relating to, any other portion(s) or segment(s) of the Fund.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Series with respect to the investments of the Series Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

         a.   The Series' Investment Advisory Agreement;

         b. The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

         c.   The Fund's Agreement and Declaration of Trust and By-Laws; and

         d. Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Series, to purchase and to sell securities for the Series Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Series Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Series furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Series Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Series Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Series as contained in the Series' Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Series and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Series Account placed by it with brokers and dealers and, to the extent applicable, Futures Commission Merchants ("FCM") at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees provided that with respect to procedures governing transactions involving affiliates such as those adopted pursuant to the 1940 Act. Rule 17a-7, Rule 17e-1 and Rule 10f-3, such procedures will identify any affiliate of the Adviser and the Series, other than affiliates of the Sub-Adviser. The Sub-Advisor shall not bear any responsibility and shall be released from any loss or cost which results from entering into a trade

                                  Exhibit A-2
pursuant to the Series' Rule 17a-7, 17e-1 or 10f-3 procedures with any affiliated entity, other than affiliates of the Sub-Advisor, not specifically identified to the Sub-Advisor by the Advisor.

         a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Fund, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Series with certain such brokers, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Fund in this regard.

         b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Series as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund in respect of the Series and to such other clients.

         c. The Sub-Adviser may engage in agency transactions with any of its affiliated broker-dealers, subject to best execution, in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder,
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder and other applicable laws and regulations. Sub-Adviser agrees not to conduct any brokerage activity with: (i) the principal underwriter of the Fund's shares; or (ii) an affiliated person of such principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with written notice of such affiliated brokers and dealers.

         d. The Adviser shall render regular reports to the Fund of the total brokerage business placed and the manner in which the allocation has been accomplished.

         e. The Adviser hereby agrees and consents that the Sub-Adviser and its affiliates are authorized to execute agency cross transactions (collectively "Cross transactions") for the Series provided such transactions comply with Rule 206(3)-2 under the Investment Advisers Act of 1940 ("Advisers Act"), Rule 17e-1 under the 1940 Act and any other applicable laws or regulations. Cross transactions are transactions which may be effected by the Sub-Adviser or its affiliates acting as broker for both the Series and the counterparty to the transaction. Cross transactions enable the Sub-Adviser to purchase or sell a block of securities for an account at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sell order. However, the Adviser should note that the Sub-Adviser has a potentially conflicting division of loyalties and responsibilities regarding both parties to Cross transactions and that the Sub-Adviser, or any of its affiliates, if acting as broker; may receive commissions from both parties to such transactions. The Sub-Adviser acknowledges that it is prohibited from recommending any Cross transactions to its advisory clients on both sides of the transaction and understands that its authority as the Sub-Adviser to execute Cross transactions for the Account is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from the Adviser, and that the failure to terminate such authorization will result in its continuation.

         In connection with any agency Cross transactions, the Sub-Adviser will provide the Series with a confirming letter describing the details of such trades, and other reports or information that the Series may reasonably request. The Sub-Adviser will disclose to the Series the commissions received by the Sub-Adviser or its affiliates for executing the other side of the transaction.

                                  Exhibit A-3

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Series Account may be invested from time to time consistent with the Sub-Adviser's proxy voting guidelines and procedures, as submitted to the Board of Trustees for review from time to time.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Series Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. For the services rendered, the Sub-Adviser shall be paid an annual fee of 0.50% of the average daily net assets of the Series Account. The fee shall be payable monthly as soon as practicable after the last day of each month based on the Series Account's average daily net assets.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Adviser understands that the Sub-Adviser is part of a worldwide, full service investment banking, broker-dealer, asset management organization, and as such, the Sub-Adviser and its affiliates and their managing directors, directors, officers and employees have multiple advisory, transactional and financial and other interests as more fully described in the Sub-Adviser 's Form ADV, Part II. The Adviser understands that the Sub-Adviser's affiliates offer a broad range of brokerage and investment banking services, that the employees of the Sub-Adviser and its affiliates may from time to time act as directors, officers, or employees of companies whose securities are publicly traded, and that as a result, such employees may acquire information of a confidential nature. The Adviser agrees that the Sub-Adviser may, but shall not be required to, render investment advice with respect to any such company, and that the Sub-Adviser may in its discretion withhold any such knowledge or information or refuse to advise with respect to such company, whether or not the Series Account shall include securities of such company, if in the Sub-Adviser's judgment the disclosure of such knowledge or information or the rendering of investment advice on the basis thereof would be unfair, inequitable, a breach of any fiduciary obligation of the Sub-Adviser to some other person, or unlawful. For the same reasons, the Sub-Adviser may, in its discretion, exclude securities and other property from the Series Account, and the Sub-Adviser shall not be required to give advice on securities and other property which it or its affiliates have distributed, are distributing or propose to distribute. The Sub-Adviser and any affiliated parties may give advice and take action in the performance of their duties with respect to any of their clients which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser or any affiliated parties any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Sub-Adviser or any affiliated parties may purchase or sell for their own account or for the account of any other client, if in the Sub-Adviser's sole discretion, such action or such recommendation is undesirable or impractical for the Fund. Nothing in this Agreement shall limit or restrict the Sub-Adviser or any affiliated parties from trading for their own account. The Sub-Adviser or any affiliated parties or other clients may have or trade in investments which are at the same time being traded for the Fund. The Sub-Adviser shall have no obligation to acquire for the Fund a position which the Sub-Adviser or any affiliated parties may acquire for their own or the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor any client or class of clients in the allocation of investment opportunities.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, the Series Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as

                                  Exhibit A-4
confidential all material non-public information pertaining to the Series Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

         a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Series Account as contemplated hereby.

         b. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Series Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

         c. The Fund is currently in compliance and shall continue to comply with the material requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

         a. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Series Account as contemplated hereby.

         b. The Adviser is currently in compliance and shall continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

         c. The Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and will continue to be so registered for so long as this Agreement remains in effect.

         d. The Fund and the Advisor acknowledge and agree that the Sub-Advisor shall have no supervisory responsibilities with respect to any anti-money laundering program or efforts on behalf of the Fund or the Series.

         e. The Adviser has the authority to enter into and perform the services contemplated by this Agreement and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         f. The Adviser represents and warrants that the Fund is duly registered as an open-end investment company under the 1940 Act and shall promptly notify the Sub-Adviser if the Fund is no longer so registered or covered by an applicable exemption from registration.

18. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

         a. The Sub-Adviser is registered as an "investment adviser" under the Advisers Act and has the authority to enter into and perform the services contemplated by this Agreement.

         The Sub-Adviser is currently in compliance and shall continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

                                  Exhibit A-5

         b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

         c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Series Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

         d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Adviser, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

         e. The Sub-Adviser will, promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV that materially impacts the Sub-Adviser's policies, procedures or personnel related to its duties hereunder, furnish a copy of such amendment to the Fund and the Adviser.

         f. The Sub-Adviser will promptly notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Series.

19. USE OF GOLDMAN SACHS NAME. It is understood that the name "Goldman, Sachs & Co." or "Goldman Sachs" or any derivative thereof, any trade name, trademark, trade device, service mark, symbol or logo associated with those names are the valuable property of the Sub-Adviser and that the Adviser has the right to use such names (or derivative or logo), in offering materials or promotional or sales-related materials of the Series, only with the prior written approval of the Sub-Adviser and for so long as the Sub-Adviser is Sub-Adviser of the Series. Notwithstanding the foregoing, the Sub-Adviser's approval is not required when
(i) previously approved materials are re-issued with minor modifications, or
(ii) the Adviser and Sub-Adviser identify materials which they jointly determine do not require the Sub-Adviser's approval. Upon termination of this Agreement, the Series and the Adviser shall forthwith cease to use such name (or derivative or logo).

20. TAX COMPLIANCE TESTS. The Adviser shall be responsible for performing tax compliance testing to monitor that the Series is in compliance with subchapter M of the Internal Revenue Code.

21. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its officers, directors, agents and employees from any losses, claims, damages, liabilities or litigation (including reasonable legal and other related expenses) incurred by the Sub-Adviser that (i) are based upon any willful misfeasance, bad faith or gross negligence by the Adviser (other than Sub-Adviser or its employees); or (ii) are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus covering shares of the Series, Fund marketing materials and advertising, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary

                                  Exhibit A-6
to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Series or the Adviser or any affiliated person of the Adviser by the Sub-Adviser or any affiliated person of the Sub-Adviser which itself is materially misleading; and further provided, however, that the Adviser's obligation under this Paragraph 21 shall be reduced to the extent that the claim against, or the loss, liability, damage or litigation experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or gross negligence.

The Sub-Adviser shall indemnify and hold harmless the Adviser and its officers, directors, agents and employees from and against any and all claims, losses, liabilities, damages or litigation (including reasonable attorney's fees and other related expenses) incurred by the Adviser that are based upon the willful misfeasance, bad faith, gross negligence or material breach of this Agreement by the Sub-Adviser, provided, however, that the Sub-Adviser's obligation under this Paragraph 21 shall be reduced to the extent that the claim against, or the loss, liability, damage or litigation experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or gross negligence.

Without limitation, the Sub-Adviser shall not have breached any obligation to the Adviser and shall incur no liability for losses resulting from (i) the actions of either the Advisor or the Fund's previous sub-advisor or from following, in accordance with the standards set forth in this Agreement, the directions of the Adviser, or the Sub-Advisers' failure to follow unlawful directions of the Adviser; (ii) any act or omission of any other sub-advisers to the Fund; or (iii) a force majeure or other events beyond the control of the Sub-Adviser, including without limitation any failure, default or delay in performance resulting from computer failure or a breakdown in communications not reasonably within the control of the Sub-Adviser. No warranty is given by the Sub-Adviser as to the performance or profitability of the Fund or any part thereof or that the investment objectives of the Fund, including without limitation its risk control or return objectives, will be successfully accomplished and the Sub-Adviser shall have no liability in respect of any losses arising as a result of any failure to achieve such objectives absent willful misfeasance, bad faith or gross negligence.

The provisions of this Paragraph 21 shall survive termination of this Agreement.

22. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedule A and Schedule B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Series in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Series. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

24. TERMINATION.

         a. This Agreement may be terminated at any time by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Series), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

         b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice

                                  Exhibit A-7
of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

25. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

26. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

27. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

28. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

                                  Exhibit A-8

29. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                             WT Investment Trust I
                             on behalf of the International Multi-Manager Series

                             By: _____________________________________
                             Name:    John R. Giles
                             Title:   Vice President

                             Goldman Sachs Asset Management, L.P.

                             By: _____________________________________
                             Name:
                             Title:

                             Rodney Square Management Corporation

                             By:  _____________________________________
                             Name:    Joseph M. Fahey, Jr.
                             Title:   Vice President

                                  Exhibit A-9

                                   SCHEDULE A

                              OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

1. The Sub-Adviser will manage the Series Account as if the Series Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Series stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section 2 of this Schedule, the more stringent restriction or limitation shall apply to the Series Account.

2. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Series Account:

         a. purchase securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held in the Series Account (1940 Act Section 5(b)(1); IRC* Section 851(b)(4)(a)(ii));

         b.   purchase securities if such purchase would cause:

                  i. more than 3% of the outstanding voting stock of any other investment company to be held in the Series Account (1940 Act
Section 12(d)(1)(A)(i)),

                  ii. securities issued by any other investment company having an aggregate value in excess of 5 % of the value of the total assets in the Series Account to be held in the Series Account (1940 Act Section 12(d)(1)(A)(ii)),

                  iii. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Series Account to be held in the Series Account (1940 Act Section 12(d)(1)(A)(iii)),

                  iv. more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Series Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act
Section 12(d)(1)(C));

         c. purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Series Account (1940 Act Section 12(d)(2)); or

         d. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

------------------------------
         *Internal Revenue Code

                  i. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

                  ii. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                            (1) immediately after the purchase of any equity
security, the Series Account would not own more than 5% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                            (2) immediately after the purchase of any debt
security, the Series Account would not own more than 10% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                            (3) immediately after the purchase, not more than 5%
of the value of the Series Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

3. The Sub-Adviser will manage the Series Account so that no more than 10% of the gross income of the Series Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC Section 512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act Section 2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Series' business of investing in such stock, securities, or currencies (IRC Section 851(b)(2)).

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

RECORDS TO BE MAINTAINED BY THE SUB-ADVISER:

4. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Series Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         a.   the name of the broker;

         b. the terms and conditions of the order and of any modification or cancellation thereof;

         c.   the time of entry or cancellation;

         d.   the price at which executed;

         e.   the time of receipt of a report of execution; and

         f. the name of the person who placed the order on behalf of the Series Account.

5. (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         a.   shall include the consideration given to:

                  i. the sale of shares of the Fund by brokers or dealers;

                  ii. the supplying of services or benefits by brokers or dealers to:

                            (1) the Fund,

                            (2) the Adviser,

                            (3) the Sub-Adviser, and

                            (4) any person other than the foregoing; and

                  iii. any other consideration other than the technical qualifications of the brokers and dealers as such;

         b.   shall show the nature of the services or benefits made available;

         c. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

         d. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

6. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

7. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Series Account.

--------------------------------
* Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell and hold) or any internal reports or portfolio adviser reviews.

                                    EXHIBIT B

                  BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                              (AS OF APRIL 4, 2003)

CLASS                    NAME AND ADDRESS                     NUMBER OF SHARES        PERCENT OF CLASS
-----                    ----------------                     ----------------        ----------------
INSTITUTIONAL CLASS

                                    EXHIBIT C

           SHARES OF WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                         OWNED BY TRUSTEES AND OFFICERS

         The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of equity securities owned in the Portfolio as of April 4, 2003. The information as to beneficial ownership is based on statements furnished to the WT Mutual Fund by each Trustee and officer. Unless otherwise noticed, (i) beneficial ownership is based on sole investment power,
(ii) each Trustee's individual shareholdings of the Portfolio constitutes less than 1% of the outstanding shares of the Portfolio, and (iii) as a group, the Trustees and officers of WT Mutual Fund own less than 1% of the shares of the Portfolio.

                                                        NUMBER OF
                                                        ---------
CLASS                 NAME OF TRUSTEE                     SHARES               PERCENT OF CLASS
-----                 ---------------                     ------               ----------------
INSTITUTIONAL                                                                          %

AGGREGATE SHARE OWNERSHIP OF TRUSTEES AND OFFICERS AS A GROUP

                WILIMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                           a series of WT Mutual Fund

           PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MAY 23, 2003

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Leah M. Anderson and Charlotta Nilsson or any one of them, proxies, with full power of substitution, to vote all shares of the Wilmington International Multi-Manager Portfolio of WT Mutual Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the administrator of the Fund, Rodney Square Management Corporation, 1100 North Market Street, Wilmington, DE 19890, on May 23, 2003 at 10:00 A.M., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1 To approve a new sub-advisory agreement among Rodney Square Management Corporation, Goldman Sachs Asset Management, and WT Investment Trust I, on behalf of the International Multi-Manager Series.

            FOR     [ ]      AGAINST        [ ]         ABSTAIN              [ ]

2 To transact of such other business as may properly come before the Meeting or any adjournments(s) thereof.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR the Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated April ____, 2003.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.

_____________________________       _______________
Signature                                   Date

_____________________________       ______________
Signature (if held jointly)         Date